GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class R, Class R6, and Class P Shares

(as applicable) of the

Goldman Sachs Government Income Fund

Goldman Sachs Inflation Protected Securities Fund

(the “Funds”)

Supplement dated December 11, 2019 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2019, as supplemented to date

Effective March 31, 2020, Mark Van Wyk will no longer serve as a portfolio manager for the Funds. In addition, effective March 31, 2020, Peter Stone will serve as a portfolio manager for the Funds. Michael Swell will continue to serve as a portfolio manager for the Goldman Sachs Government Income Fund. Matthew Kaiser will continue to serve as portfolio manager for the Funds.

Accordingly, effective March 31, 2020, the Funds’ disclosures are modified as follows:

All references to Mr. Van Wyk in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Government Income Fund—Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the Fund’s Summary Prospectuses:

Portfolio Managers: Michael Swell, Managing Director, Co-Head Global Lead Portfolio Management, has managed the Fund since 2009; Matthew Kaiser, Managing Director, has managed the Fund since 2016; and Peter Stone, Managing Director, has managed the Fund since 2020.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Inflation Protected Securities Fund—Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the Fund’s Summary Prospectuses:

Portfolio Managers: Matthew Kaiser, Managing Director, has managed the Fund since 2010; and Peter Stone, Managing Director, has managed the Fund since 2020.

The following row is added to the table in the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Peter Stone Managing Director	Portfolio Manager— Government Income Inflation Protected Securities	Since 2020	Mr. Stone is the Head of the North American Government Swaps Strategy within GSAM. He is also a member of the Duration Strategy team. Mr. Stone joined the Investment Adviser in 2007.

This Supplement should be retained with your Prospectuses and SAI for future reference.

TBDSTKGVTINFLSTK 12-19